Related Parties	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Related Parties
11. Related Parties	In 2012, the Company executed an employee lease agreement with its majority stockholder. Under the terms of the agreement, the Company is reimbursed for certain administrative services provided to the related party. In addition, the Company was reimbursed for various operating expenses related to shared utilities and telecommunications.

Total reimbursements received during the three months ended September 30, 2013 and 2012 were $332 and $2,556, respectively, and during the nine months ended September 30, 2013 and 2012 and the period from inception (August 29, 2011) through September 30, 2013 were $5,704, $10,784 and $19,729, respectively. There was a balance of approximately $4,500 related to this agreement at December 31, 2012. There was no balance at September 30, 2013.

In May 2013, the Company and Actagene effected a merger pursuant to which Actagene merged with and into the Company. The majority stockholder of the Company was also the majority stockholder of Actagene, and representatives of the majority stockholder controlled the day to day operations and were on the board of directors of each entity (see Note 2).

10. Related Parties

In 2012, the Company executed an employee lease agreement with its majority stockholder. Under the terms of the agreement, the Company is reimbursed for certain administrative services provided to the related party. In addition, the Company was reimbursed for various operating expenses related to shared utilities and telecommunications. Total reimbursements received during 2012 were $14,025. There is a balance of approximately $4,500 related to this agreement in prepaid expenses and other current assets at December 31, 2012.